EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this post-effective amendment to the registration statement on Form S-3 of our report dated September 17, 2004, except for Note 18, which is as of September 23, 2004. We also consent to the reference to our Firm under the caption "Experts".


                                             /s/ J.H. Cohn LLP


Roseland, New Jersey
January 11, 2005